UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 2021

CAPITAL SENIOR LIVING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

16301 Quorum Drive
Suite 160A
Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSU	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2021, Capital Senior Living Corporation (the “Company”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Delaware Secretary of State to change the Company’s name to “Sonida Senior Living, Inc.” effective as of November 15, 2021 (the “Name Change”). In addition, the Company’s board of directors adopted an amendment to the Company’s Second Amended and Restated Bylaws (the “Bylaw Amendment”) to reflect the Company’s new legal name, effective as of November 15, 2021.

Following the effectiveness of the Name Change, the ticker symbol of the Company’s common stock on the New York Stock Exchange will change to “SNDA”. The CUSIP number for the Company’s common stock following the effectiveness of the Name Change will remain unchanged.

The foregoing description of the Certificate of Amendment and the Bylaw Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment and the Bylaw Amendment, which are respectively attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01	Other Events.

The 2021 annual meeting of stockholders of the Company (the “Annual Meeting”) has been scheduled for January 27, 2022. The record date for the Annual Meeting has been set as the close of business on December 15, 2021.

The Company will be filing a proxy statement and other documents regarding the Annual Meeting with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Stockholders may obtain a free copy of the Company’s proxy statement, when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov) and in the investor relations section of the Company’s website (www.capitalsenior.com).

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

3.1	Fourth Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, of Capital Senior Living Corporation.

3.2	Amendment to the Second Amended and Restated Bylaws of Capital Senior Living Corporation.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2021	Capital Senior Living Corporation

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel